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                                                                    EXHIBIT 23.2

                             ACCOUNTANTS' CONSENT

The Board of Directors and Stockholders
Intelligent Life Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                           /s/ Thomas & Clough Co., P.A.

Palm Beach, Florida
May 12, 1999